EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Kreido Biofuels, Inc. (the “Company”) on Form 10-QSB for the six months ended June 30, 2007, as filed with the Securities and Exchange Commission on August 14, 2007 (the “Report”), I, G.A. Ben Binninger, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ G.A. Ben Binninger
G.A. Ben Binninger
Chairman of the Board, President and Chief Executive Officer

August 14, 2007